                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: September 26, 1997


                        FEDERAL REALTY INVESTMENT TRUST
                        -------------------------------
             (Exact name of registrant as specified in its charter)


   District of Columbia             1-7533                52-0782497
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation)            File Number)         Identification No.)


          1626 East Jefferson Street, Rockville, Maryland  20852-4041
          -----------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 301/998-8100

Exhibit Index appears on page 4.

Item 5.  Other Events

     During the four months from September 1, 1997 through December 31, 1997, Federal Realty Investment Trust (the "Trust") acquired seven operating properties and one property under development.

     On September 26, 1997 the Trust purchased the Uptown Shopping Center located in Portland, Oregon which consists of approximately 72,000 square feet of retail space and 47 apartment units for $15.7 million. The Trust funded the acquisition of the Uptown Shopping Center with proceeds from the sale of Town & Country Shopping Center in Springfield, Illinois, sold on May 13, 1997, and with proceeds from the sale of Shillington Shopping Center, sold on May 30, 1997. On October 23, 1997 the Trust purchased, for $20.5 million, the 109,000 square foot mixed use retail/office building located at 150 Post Street in San Francisco, California. On December 5, 1997 the Trust purchased the retail portion of the Fresh Meadows complex in Queens, New York for $49.3 million. The retail component contains 417,000 square feet comprised of individual main street retail shops and two neighborhood strip shopping centers. The Trust funded the acquisition of 150 Post Street and Fresh Meadows with borrowings under its revolving credit facilities. On December 17, 1997 a limited partnership ("Federal Realty Partners, LP") organized by the Trust acquired the Magruder's Center and the Courthouse Center, both located in Rockville, Maryland for $12.6 million. The seller contributed the properties to the limited partnership and received 481,378 partnership units valued at $12.3 million and the Trust contributed $400,000 in cash. The partnership units are exchangeable, at the option of the Trust, for cash or shares of the Trust. On December 19, 1997 the Trust purchased the 295,000 square foot Peninsula Shopping Center located in the Los Angeles, California suburb of Palos Verdes at a cash purchase price of $43.5 million. The Trust funded this acquisition with borrowings under its revolving credit facilities. Financial statements and proforma financial information on these properties (the "Acquired Properties") are submitted in Item 7 of this report.

     On December 16, 1997 the Trust, through a Limited Liability Company (Street Retail Forest Hills II, LLC, "SRFHII") organized by the Trust, purchased a main street retail property in Forest Hills, New York for $3.4 million. The Trust contributed $3.1 million of the cost with the remaining cost of $300,000 being contributed by the minority interest. The Trust funded the acquisition of this property with borrowings under its revolving credit facilities. Financial statements for this property are not available, but it is not significant. On October 22, 1997 a Limited Liability Company ("Old Town Center LLC") organized by the Trust acquired the Old Town Center in Los Gatos, California for approximately $6.2 million. The property is currently being redeveloped. The Trust contributed all but $400,000 of the purchase price to the Old Town Center LLC and will contribute all amounts necessary to fund the development. The minority partner has an interest in the profits of the property after the Trust receives a stated return on its deemed investment in the property. Financial statements are not presented or available since the property is currently under redevelopment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a) Financial statements of the real estate operations acquired, prepared pursuant to Rule 3.14 of Regulation S-X:

                                                                     Page No.
     1.RREEF West-VI One, Inc. - Uptown Shopping Center
          Independent Auditors' Report                                  5
          Statement of Revenues and Certain Expenses                    6
          Notes to Statement of Revenues and Certain Expenses           7

     2.150 Post Street, Inc.
          Independent Auditors' Report                                  8
          Statement of Revenues and Certain Expenses                    9
          Note to Statement of Revenues and Certain Expenses           10-11

     3.Fresh Meadows Commercial Property
          Report of Independent Accountants                            12
          Statements of Revenues and Certain Expenses                  13
          Notes to Statements of Revenues and Certain Expenses         14

     4.The Magruder Center
          Independent Auditor's Report                                 15
          Statement of Revenues and Certain Expenses                   16
          Notes to Statement of Revenues and Certain Expenses          17


     5.The Courthouse Center
          Independent Auditor's Report                                 18
          Statement of Revenues and Certain Expenses                   19
          Notes to Statement of Revenues and Certain Expenses          20

     6.The Peninsula Shopping Center
          Report of Independent Certified Public Accountants           21
          Historical Summary of Gross Income
            and Direct Operating Expenses                              22
          Notes to Historical Summary of Gross Income
            and Direct Operating Expenses                              23

(b)Pro forma financial information required pursuant to Article 11 of Regulation S-X:

     1. Pro Forma Condensed Financial Statements (unaudited) of
        Federal Realty Investment Trust and the Acquired Properties

     Pro Forma Condensed Balance Sheet - September 30, 1997            24
     Pro Forma Condensed Statement of Operations
     Year ended December 31, 1996                                      25

     Pro Forma Condensed Statement of Operations
     Nine months ended September 30, 1997                              26

     The Pro Forma Condensed Statement of Operations for the year ended December 31, 1996 is based on audited historical financial statements of operations of the Acquired Properties and the Trust after giving effect to the acquisition of the Acquired Properties and the adjustments as described in the accompanying notes to the pro forma financial statements.

     The Pro Forma Condensed Balance Sheet and Statement of Operations for the nine months ended September 30, 1997 is based on unaudited historical financial statements of the Acquired Properties and the Trust after giving effect to the acquisition of the Acquired Properties and the adjustments as described in the accompanying notes to the pro forma financial statements.

     The Proforma Condensed Statements of Operations have been prepared by the Trust based upon the financial statements of the Acquired Properties. These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of the Acquired Properties filed herein, the audited consolidated financial statements of the Trust in its Annual Report on Form 10-K for the year ended December 31, 1996 and the unaudited financial statements of the Trust on Form 10-Q for the nine months ended September 30, 1997

(c)  Exhibits in accordance with the provisions of Item 601 of Regulation S-K:
     Item 23. Independent Auditors' Consents

                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              Federal Realty Investment Trust
                              (Registrant)

Date:                         /s/ Cecily A. Ward
                              ------------------
                              Cecily A. Ward
                              Vice President - Controller
                              (Principal Accounting Officer)

                                 EXHIBIT INDEX

ITEM NO.                                                     Page No.
--------                                                     --------
(23) Independent Auditors' Consents                             27

INDEPENDENT AUDITORS' REPORT

To the Stockholders of RREEF West-VI One, Inc. -
Uptown Shopping Center:

We have audited the statement of revenues and certain expenses of RREEF West-VI One, Inc. - Uptown Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of RREEF West-VI One, Inc. - Uptown Shopping Center's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Federal Realty Investment Trust as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired property are excluded and the statement is not intended to be a complete presentation of the acquired property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 1, of RREEF West-VI One, Inc. - Uptown Shopping Center for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
October 17, 1997

RREEF WEST-VI ONE, INC.-UPTOWN SHOPPING CENTER


STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------
REVENUES:
     Rental income                               $1,289,107
     Recoverable expenses                           307,985
     Other income                                   115,665
                                                 ----------

          Total revenues                          1,712,757

CERTAIN EXPENSES:
     Property operating                             256,821
     Real estate taxes                              149,755
     Management fees                                 74,135
                                                 ----------

          Total certain expenses                    480,711
                                                 ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES           $1,232,046
                                                 ==========

See notes to statement of revenues and certain expenses.

RREEF WEST-VI ONE, INC.-UPTOWN SHOPPING CENTER

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Uptown Shopping Center, a shopping center which includes residential units, located in Portland, Oregon was acquired by Federal Realty Investment Trust September 26, 1997. The statement of revenues and certain expenses includes information related to the operations of Uptown Shopping Center for the period from January 1, 1996 through December 31, 1996 as recorded by the property's building's previous owner, RREEF West-VI One, Inc., a Delaware corporation.

     The accompanying historical financial statement information is presented to comply with the rules and regulations of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

     PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     MANAGEMENT AND LEASING FEES - The property was managed by RREEF Management Company for a property management fee paid monthly in arrears based on an annual rate of 4.5% of retail tenant cash receipts and 5.5% of residential tenant cash receipts.

2.  OPERATING LEASES

     Operating revenue is obtained principally from residential and retail tenant rentals under noncancelable operating leases. Residential tenant leases are renewed annually. Future minimum rentals under noncancelable operating leases of retail tenants as of December 31, 1996 are approximately as follows:

          1997            $  992,006
          1998               962,882
          1999               859,928
          2000               792,121
          2001               663,512
          Thereafter       3,124,794
                          ----------
          Total           $7,395,243
                          ==========

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



The Board of Trustees
Federal Realty Investment Trust:

We have audited the accompanying statement of revenues and certain expenses of 150 Post Street for the year ended December 31, 1996. This financial statement is the responsibility of 150 Post Street, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Federal Realty
Investment Trust, as described in note 1. The presentation is not intended to be a complete presentation of 150 Post Street's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of 150 Post Street for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
March 14, 1997

                                150 POST STREET

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996



Revenues:
     Rental income                           $2,087,006
     Expense recoveries                         272,499
     Other income                                18,546
                                             ----------
                                              2,378,051
                                             ----------

Certain expenses:
     Real estate taxes and insurance            349,977
     Repairs and maintenance                    157,345
     Utilities                                  154,007
     General and administrative                 111,076
     Cleaning                                    89,063
     Grounds and security                        27,306
                                             ----------
                                                888,774
                                             ----------

Revenues in excess of certain expenses       $1,489,277
                                             ==========



See note to statement of revenues and certain expenses

                                150 POST STREET

               Note to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996

(1)  Description and Summary of Significant Accounting Policies
     ----------------------------------------------------------

 (a) Description (unaudited)
     -----------

     150 Post Street, is a combination retail and office building located in San Francisco, California. As of December 31, 1996, the property was approximately 88% occupied.

     Federal Realty Investment Trust purchased 150 Post Street from 150 Post Street, Inc., a wholly-owned subsidiary of RL(America), Inc., on October 23, 1997. The accompanying statement of revenues and certain expenses includes information related to the operations of 150 Post Street for the period from January 1, 1996 through December 31, 1996 as recorded by the property's previous owner.

 (b) Basis of Presentation
     ---------------------

     The accompanying statement of revenues and certain expenses is presented on the accrual basis of accounting. The statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Federal Realty Investment Trust and is not intended to be a complete presentation of 150 Post Street's revenues and expenses for the period presented. Certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of 150 Post Street, have been excluded. Expenses excluded consist of interest, depreciation and amortization, advisory and management fees and other costs not directly related to the future operations of the property.

 (c) Management's Use of Estimates
     -----------------------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (d) Rental Income
     -------------

     Rental income is recognized on a straight-line basis over the terms of the related leases.

                                150 POST STREET

                      For the year ended December 31, 1996

 (e) Leases
     ------

     Operating revenues consisted primarily of tenant rentals under noncancelable operating leases. Future minimum rental under these leases as of December 31, 1996 are approximately as follows:


          1997             $2,007,793
          1998              1,519,096
          1999                215,671
          2000                 94,551
          2001                 46,669
          Thereafter                -
                           ----------
            Total          $3,883,780
                           ==========

REPORT OF INDEPENDENT ACCOUNTANTS

To the Owners of the
 Fresh Meadows Property

We have audited the accompanying statement of revenues and certain expenses of the Fresh Meadows Commercial Property (the "Property") as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Chicago, Illinois
November 26, 1997

Fresh Meadows Commercial Property

Statements of Revenues and Certain Expenses
(DOLLARS IN THOUSANDS)

                                            For the Nine        For the Year
                                            Months Ended           Ended
                                            September 30,       December 31,
                                                1997               1996
                                            ---------------------------------
                                             (Unaudited)
Revenues:
  Rental income                              $5,498              $7,452
  Tenant recoveries and other income          1,345               1,693
                                             --------------------------

             Total revenues                   6,843               9,145
                                             --------------------------

Expenses:
  Real estate taxes                             740               1,054
  Repairs and maintenance                       470                 616
  Property management                           157                 201
  Utilities                                     189                 374
  Insurance                                      57                 146
  Janitorial                                    369                 392
  Marketing/Leasing                             133                 254
  Security                                      110                 178
  Payroll                                        90                 120
  Other                                         159                 431
                                             --------------------------

             Total expenses                   2,474               3,766
                                             --------------------------

Revenues in excess of certain expenses       $4,369              $5,379
                                             ==========================

   The accompanying notes are an integral part of the financial statements.

FRESH MEADOWS COMMERCIAL PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  BASIS OF PRESENTATION

     The Fresh Meadows Commercial Property (the "Property") is located in the borough of Queens, New York. During the period under audit, the Property was owned by the John D. and Catherine T. MacArthur Foundation (the "Foundation")and MacArthur Holding B, Inc., a controlled affiliated corporation of the Foundation. Thus, the Foundation, directly and indirectly, controls the Property.

     The Statements of Revenues and Certain Expenses (the"Statements") combined the results of operations of three commercial shopping centers as of December 31, 1996 and September 30, 1997.

     The unaudited Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement.
     All such adjustments are of a normal and recurring nature.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

     REVENUE AND EXPENSE RECOGNITION

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

3.  FUTURE RENTAL REVENUES

     Future minimum base rentals due from commercial tenants on non-cancelable operating leases as of December 31, 1996 are approximately as follows:


          1997             $ 6,392
          1998               6,386
          1999               5,915
          2000               5,560
          2001               5,130
          Thereafter        52,647
                           -------

             Total         $82,030
                           =======

     For the year ended December 31, 1996, one tenants' rent was approximately 11.3% of total revenues.

                          Independent Auditor's Report
                          ----------------------------

N. Richard Kimmel
15821 Crabbs Branch Way
Rockville, MD 20855-2635

Dear Mr. Kimmel:

     We have audited the accompanying Statement of Revenues and Certain Expenses of the Magruder Center (the "Property") as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of you and your management company. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by you and your management company, as well as evaluating the overall Statement of Revenues and Certain Expenses presentation. We believe that our audit of the Statement of Revenues and Certain Expenses provides a reasonable basis for our opinion.

     The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Fangmeyer and Fangmeyer

Silver Spring, Maryland
January 9, 1998

                              THE MAGRUDER CENTER
                              -------------------
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                   ------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

Revenues:
     Rental Income - Base                  $  760,995
     Rental Income - Overage                  131,382
     Tenant Recoveries                        120,784
                                           ----------
                                                           $1,013,161

Certain Expenses:

     Real Estate Taxes                        160,789
     Repairs and Maintenance - Labor           23,121
     Repairs and Maintenance - Other           17,579
     Insurance                                 16,980
     Utilities                                 12,140
     Common Area Expenses                       2,624
     Security                                   9,779
                                           ----------

Total Certain Expenses                                        243,012
                                                              -------

EXCESS OF REVENUES OVER CERTAIN
---------------------------------------
   EXPENSES                                                $  770,149
-----------                                                ==========



                    See Accompanying Notes To This Statement

                              THE MAGRUDER CENTER
                              -------------------
              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
              ---------------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------


1.  Description of Property
    -----------------------

       The Magruder Center (the "Property") is a commercial shopping center located in Rockville, Maryland. It was owned during the period under audit by Mr. N. Richard Kimmel.

2.  Summary of Significant Accounting Policies
    ------------------------------------------

     General - The Statement excludes certain expenses such as depreciation,
     -------
     amortization, management and professional fees, and other expenses not directly related to the future operation of the Property that may not be comparable to expenses expected to be incurred in the future operation of the property under new owners. Management is not aware of any material factors relating to the property which will cause the reported financial information not to be necessarily indicative of future revenues and certain expenses.

     Estimates - The preparation of financial statements in conformity with
     ---------
     generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and certain expenditures. Accordingly, actual results could differ from those estimates.

     Revenue and Expenses Recognition - The financial statement has been
     --------------------------------
     prepared on the accrual basis of accounting. Accordingly, rental income and tenant recoveries are recognized when due from the tenant. Expenses are recognized when incurred.

3.  Future Rental Revenues
    ----------------------

       Future minimum base rentals due from tenants on non-cancelable operating leases as of December 17, 1997 are approximately as follows:


          1997             $832,810
          1998              768,985
          1999              646,336
          2000              644,880
          2001              590,063
          Thereafter        448,490
                           --------
                         $ 3,931,564
                         ===========

                          Independent Auditor's Report
                          ----------------------------

Mr. N. Richard Kimmel
RKR Limited Partnership
15821 Crabbs Branch Way
Rockville, MD 20855-2635

Dear Mr. Kimmel:

     We have audited the accompanying Statement of Revenues and Certain Expenses of the Courthouse Center (the "Property") as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall Statement of Revenues and Certain Expenses presentation. We believe that our audit of the Statement of Revenues and Certain Expenses provides a reasonable basis for our opinion.

     The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



Fangmeyer and Fangmeyer

Silver Spring, Maryland
January 9, 1998

                             THE COURTHOUSE CENTER
                             ---------------------
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                   ------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

Revenues:
     Rental Income - Base                  $411,358
     Tenant Recoveries                       84,644
                                           --------

                                                           $496,002

Certain Expenses:

     Real Estate Taxes                       61,576
     Repairs and Maintenance - Labor         10,144
     Repairs and Maintenance - Other          5,371
     Insurance                                7,187
     Utilities                               30,716
     Common Area Expenses                     1,165
     Security                                11,825
                                           --------

Total Certain Expenses                                      127,984
                                                            -------

EXCESS OF REVENUES OVER CERTAIN
  EXPENSES                                                 $368,018
                                                           ========


                    See Accompanying Notes to This Statement

                             THE COURTHOUSE CENTER
                             ---------------------
              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
              ---------------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

1.  Description of Property
    -----------------------

       The Courthouse Center (the "Property") is a commercial shopping center located in Rockville, Maryland. It was owned during the period under audit by the RKR Limited Partnership. Mr. N. Richard Kimmel was the general partner and was also a limited partner along with an irrevocable children's trust.

2.  Summary of Significant Accounting Policies
    ------------------------------------------

     General - The Statement excludes certain expenses such as depreciation,
     -------
     amortization, management and professional fees, and other expenses not directly related to the future operation of the Property that may not be comparable to expenses expected to be incurred in the future operation of the property under new owners. Management is not aware of any material factors relating to the property which will cause the reported financial information not to be necessarily indicative of future revenues and certain expenses.

     Estimates - The preparation of financial statements in conformity with
     ---------
     generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and certain expenditures. Accordingly, actual results could differ from those estimates.

     Revenue and Expenses Recognition - The financial statement has been
     --------------------------------
     prepared on the accrual basis of accounting. Accordingly, rental income and tenant recoveries are recognized when due from the tenant. Expenses are recognized when incurred.

3.  Future Rental Revenues
    ----------------------

       Future minimum base rentals due from tenants on non-cancelable operating leases as of December 17, 1997 are approximately as follows:


          1997          $   422,993
          1998              290,579
          1999              224,229
          2000              187,698
          2001              187,698
          Thereafter        118,582
                        -----------
                        $ 1,431,779
                        ===========

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

Board of Trustees
Federal Realty Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Peninsula Shopping Center for the year ended December 31, 1996. The Historical Summary is the responsibility of the Center's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and excludes certain material items of income and expense, as described in Note B, that would not be comparable to those resulting from the future operations of the Center acquired by Federal Realty Investment Trust. The Historical Summary is not intended to be a complete presentation of the Center's income and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note B of The Peninsula Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Grant Thornton LLP

Los Angeles, California
January 22, 1998

                         The Peninsula Shopping Center
                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year ended December 31, 1996

GROSS INCOME
     Base rent                                          $3,604,952
     Percentage rent                                       123,759
     Expense recoveries                                    948,305
     Other                                                 116,319
                                                        ----------

               Total gross income                        4,793,335

DIRECT OPERATING EXPENSES
     Real property taxes                                   353,661
     Administrative expenses                               206,880
     Maintenance and repairs                               200,225
     Utilities                                             160,848
     Security                                               98,165
     Janitorial                                             82,307
     Insurance                                              50,421
     Parking                                                49,913
     Other                                                  23,270
                                                        ----------

               Total direct operating expenses           1,225,690
                                                        ----------

               Excess of gross income over direct
                 operating expenses                     $3,567,645
                                                        ==========

                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                -----------------------------------------------
                           DIRECT OPERATING EXPENSES
                           -------------------------

Year ended December 31, 1996

NOTE A - NATURE OF BUSINESS

     The Peninsula Shopping Center (the "Center") is located on Palos Verdes Peninsula in Palos Verdes, California. The Center consists of a retail shopping center with approximately 295,000 square feet of rentable space.

     The Center's activities consist of the leasing and operation of the shopping center. Expense recoveries represent property operating expenses billed to the tenants, including common area maintenance, real estate taxes and other recoverable costs. Expense recoveries are recognized in the period the expenses are incurred. All leases are classified as operating leases and expire at various times through 2007.

NOTE B - SUMMARY OF ACCOUNTING POLICIES

     The following is a summary of the Center's significant accounting policies applied in the preparation of the accompanying Historical Summary of Gross Income and Direct Operating Expenses.

     Basis of Presentation
     ---------------------

     Federal Realty Investment Trust purchased the Center on December 19, 1997. The Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. The Historical Summary includes the historical gross income and direct operating expenses of the Center, exclusive of certain items of income and expense which are not comparable to the proposed future operations of the Center. Upon the purchase of the Center, Federal Realty Investment Trust began operating the shopping center under its policies and procedures. The excluded income and expense items are as follows:

          1)  Depreciation of property and equipment
          2)  Management fees

     Revenue Recognition
     -------------------

     Lease revenue is recognized over the lease term on a straight-line basis as it is earned. Revenue from reimbursement by tenants, of costs incurred on their behalf, is recognized when the expenses are incurred. These expenses include property taxes and common area maintenance costs.

     Use of Estimates
     ----------------

     In preparing the Center's Historical Summary of Gross Income and Direct Operating Expenses, management is required to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        Federal Realty Investment Trust

                            Pro Forma Balance Sheet

                                  (unaudited)

                               September 30, 1997

                                (in thousands)


                                                                                Acquired Properties Pro Forma Adjustments
                                                                               Trust                                   Proforma
                                                                               Actual         Debit          Credit    Combined
    ASSETS

    Investments
       Real estate, at cost                                                     $1,299,321 (1) 141,615                  $1,440,936
       Less accumulated depreciation and amortization                             (238,815)            (2)      1,374     (240,189)
                                                                                ----------                              ----------
                                                                                 1,060,506                               1,200,747
       Mortgage notes receivable                                                    38,256                                  38,256
                                                                                ----------                              ----------
                                                                                 1,098,762                               1,239,003

    Other assets
       Cash                                                                          4,687 (2)   2,845                       7,532
       Notes receivable - officers                                                   1,190                                   1,190
       Accounts receivable                                                          15,923                                  15,923
       Prepaid expenses and other assets, principally                                                                            0
         property taxes and lease commissions                                       32,207                                  32,207
       Debt issue costs                                                              3,535                                   3,535
                                                                                ----------                              ----------
                                                                                $1,156,304                              $1,299,390
                                                                                ==========                              ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY

    Liabilities
         Obligations under capital leases                                       $  126,153                              $  126,153
         Mortgages payable                                                          96,007                                  96,007
         Notes payable (Note 1)                                                     69,555             (1)    129,315      198,870
         Accrued expenses                                                           17,838                                  17,838
         Accounts payable                                                            7,104                                   7,104
         Dividends payable                                                          16,811                                  16,811
         Security deposits                                                           3,859                                   3,859
         Prepaid rents                                                               3,137                                   3,137
    Senior notes and debentures                                                    255,000                                 255,000
    5.25% Convertible subordinated debentures                                       75,289                                  75,289
    Investors interest in consolidated assets                                       21,246             (1)     12,300       33,546
    Commitments and contingencies                                                      ---                                     ---

    Shareholders' equity
       Common shares of beneficial interest, no par or stated value,
         unlimited authorization, issued 39,167,656 shares                         687,324                                 687,324
       Accumulated dividends in excess of Trust net income                        (214,483)            (2)      1,471     (213,012)
                                                                                ----------                              ----------
                                                                                   472,841                                 474,312
       Less 62,386 common shares in treasury - at cost, deferred
         compensation and subscriptions receivable                                  (8,536)                                 (8,536)
                                                                                ----------                              ----------
                                                                                   464,305                                 465,776
                                                                                ----------                              ----------
                                                                                $1,156,304                              $1,299,390
                                                                               ===========                              ==========

     The Pro Forma Balance Sheet of the Trust gives effect to the acquisition of the Acquired Properties as though they were acquired at the beginning of the period presented.

(1) Reflects the acquisition cost of the properties funded by the Trust's revolving credit facilities and minority shareholder contributions.
(2)  Reflects the net income from the acquired properties.


     Note 1 - $100 million of Preferred shares were issued on October 6,1997. The proceeds from the issuance were used to pay down the outstanding lines of credit.

                        Federal Realty Investment Trust

                  Pro Forma Condensed Statement of Operations

                                  (unaudited)

                         Year ended December 31, 1996
                     (in thousands, except per share data)

                                                 Trust           Acquired         Pro Forma Adjustments           Proforma
                                                 Actual         Properties     Debit               Credit         Combined
                                                                  Actual
    Revenue
       Rental income                              $164,887       $19,287                                           $184,174
       Other income                                  9,816           251                                             10,067
       Interest income                               4,352             0                                              4,352
                                                  --------       -------                                           --------
                                                   179,055        19,538                                            198,593

    Expenses
       Interest                                     45,555             0 (2)    9,050                                54,605
       Depreciation and amortization                38,154             0 (1)    1,833                                39,987
       Administrative expenses                       9,100           111              (3)           111               9,100
       Operating expenses                           57,098         6,621                                             63,719
                                                  --------       -------                                           --------
                                                   149,907         6,732                                            167,411

    Income before investors share of operations
      and loss on sale of real estate               29,148        12,806                                             31,182
       Investors' share of operations                 (394)              (4)     (794)                               (1,188)
                                                  --------       -------                                           --------
    Income before loss on sale of real estate       28,754        12,806                                             29,994
       Loss on sale of real estate                     (12)                                                             (12)
                                                  --------       -------                                           --------
                                                  $ 28,742       $12,806                                           $ 29,982
                                                  ========       =======                                           ========

    Weighted average number of common shares        33,573                                                           33,573
                                                  ========                                                         ========

    Earnings per share
       Income before loss on sale of real estate  $   0.86                                                         $   0.89
       Loss on sale of real estate                      --                                                               --
                                                  --------                                                         --------
                                                  $   0.86                                                         $   0.89
                                                  ========                                                         ========

     The Pro Forma Condensed Statement of Operations of the Trust gives effect to the acquisition of the Acquired Properties as though they were acquired at the beginning of the period presented.


(1) Reflects additional depreciation based on the book value of the depreciable real estate purchased, as if the Acquired Properties were purchased at the beginning of the period.
(2) Reflects additional interest expense on the Trust's revolving credit facilities as if the Acquired Properties were purchased at the beginning of the period.
(3) Reduction of administrative expense of prior owners of 150 Post Street which is not comparable to future operations of the Trust.
(4) Reflects additional earnings attributable to minority interests, as if the Acquired Properties were purchased at the beginning of the period.

                        Federal Realty Investment Trust

                  Pro Forma Condensed Statement of Operations

                                  (unaudited)

                     Nine Months ended September 30, 1997
                     (in thousands, except per share data)

                                                 Trust           Acquired         Pro Forma Adjustments           Proforma
                                                 Actual         Properties     Debit               Credit         Combined
                                                                  Actual
    Revenue
       Rental income                              $137,090       $15,069                                           $152,159
       Other income                                  7,512            57                                              7,569
       Interest income                               4,660            12                                              4,672
                                                  --------       -------                                           --------
                                                   149,262        15,138                                            164,400

    Expenses
       Interest                                     35,952             0 (2)    6,788                                42,740
       Depreciation and amortization                30,853         1,146 (1)    1,374 (3)          1,146             32,227
       Administrative expenses                       6,582           162              (3)            162              6,562
       Operating expenses                           45,598         4,898                                             50,496
                                                  --------       -------                                           --------
                                                   118,965         6,206                                            132,025

    Income before investors share of operations
      and gain on sale of real estate               30,297         8,932                                             32,375
       Investors' share of operations                 (862)              (4)     (607)                               (1,489)
                                                  --------       -------                                           --------
    Income before gain on sale of real estate       29,435         8,932                                             30,906
       Gain on sale of real estate                   6,375                                                            6,375
                                                  --------       -------                                           --------
                                                  $ 35,810       $ 8,932                                           $ 37,281
                                                  ========       =======                                           ========

    Weighted average number of common shares        38,838                                                           38,838
                                                  ========                                                         ========

    Earnings per share
       Income before gain on sale of real estate  $   0.76                                                         $   0.80
       Gain on sale of real estate                    0.16                                                             0.16
                                                  --------                                                         --------
                                                  $   0.92                                                         $   0.96
                                                  ========                                                         ========

     The Pro Forma Condensed Statement of Operations of the Trust gives effect to the acquisition of the Acquired Properties as though they were acquired at the beginning of the period presented.


(1) Reflects additional depreciation based on the book value of the depreciable real estate purchased, as if the Acquired Properties were purchased at the beginning of the period.
(2) Reflects additional interest expense on the Trust's revolving credit facilities as if the Acquired Properties were purchased at the beginning of the period.
(3) Reduction of depreciation and administrative expense of prior owners of 150 Post Street and Peninsula Center which is not comparable to future operations of the Trust.
(4) Reflects additional earnings attributable to minority interests, as if the Acquired Properties were purchased at the beginning of the period.